UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2016

MarineMax, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	1-14173	59-3496957
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2600 McCormick Drive, Suite 200, Clearwater, Florida		33759
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	727-531-1700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of George Borst

On May 25, 2016, the Company’s Board of Directors elected George Borst to its Board of Directors. It is anticipated that Mr. Borst will be appointed to one or more committees of the Board. Mr. Borst served as President and Chief Executive Officer of the Americas Region of Toyota Financial Services from 2002 until 2013. He was responsible for all operational and financial activities in North and South America. George started his career with Toyota in 1985, serving in numerous roles within Toyota including marketing, product planning and strategy and was General Manager and Group Vice President of the Lexus Division, before he assumed the role of President and Chief Executive Officer of Toyota Financial Services in 2002. He currently serves on the Board of Trustees for PIMCO Funds and as Executive Advisor to the global management consulting firm of McKinsey & Company.

William H. McGill, Jr., Chairman, President and Chief Executive Officer of the Company, stated, "We are very excited and honored to have George join our Board of Directors. We are confident he will be a strong addition to our Board. His broad experiences and expertise with very successful organizations will complement our ongoing efforts to continue to grow MarineMax. On behalf of the Board, we welcome George and look forward to his future contributions to the Company."

There is no arrangement or understanding pursuant to which Mr. Borst was selected as a director. There are no related party transactions between the Company and Mr. Borst that are reportable under Item 404(a) of Regulation S-K. The compensation of Mr. Borst will be consistent with that provided to all non-employee directors, as described in our most recent proxy statement filed with the Securities and Exchange Commission on December 23, 2015.

Item 7.01 Regulation FD Disclosure.

On June 1, 2016, the Company issued a press release announcing the election of Mr. Borst to the Board. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information furnished pursuant to Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits.

Press release of MarineMax, Inc. dated June 1, 2016, entitled "MarineMax Elects New Member to Its Board of Directors."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarineMax, Inc.

June 1, 2016	By:	/s/ Michael H. McLamb

Name: Michael H. McLamb
Title: Executive Vice President, Chief Financial Officer and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release of MarineMax, Inc. dated June 1, 2016, entitled "MarineMax Elects New Member to Its Board of Directors."